Segments	12 Months Ended
Jan. 31, 2012
Segments [Abstract]
Segments

Note 15. Segments

The Company operates retail stores in various formats around the world. The Company's operations are conducted in three reportable segments: the Walmart U.S. segment; the Walmart International segment; and the Sam's Club segment. The Company defines its segments as those business units whose operating results its chief operating decision maker ("CODM") regularly reviews to analyze performance and allocate resources. The Company sells similar individual products and services in each of its segments. It is impractical to segregate and identify revenue and profits for each individual product and service.

The Walmart U.S. segment includes the Company's mass merchant concept in the United States operating under the "Walmart" or "Wal-Mart" brand, as well as walmart.com. The Walmart International segment consists of the Company's operations outside of the United States. The Sam's Club segment includes the warehouse membership clubs in the United States, as well as samsclub.com. The amounts under the caption "Other unallocated" in the table below include corporate overhead and other items not allocated to any of the Company's segments.

The Company measures the results of its segments using, among other measures, each segment's operating income, which includes certain corporate overhead allocations. From time to time, the Company revises the measurement of each segment's operating income, including any corporate overhead allocations, as dictated by the information regularly reviewed by its CODM. When the measurement of the segments change, previous fiscal year amounts and balances are reclassified to be comparable to the current fiscal year presentation. Information for the Company's segments and the reconciliation to consolidated income from continuing operations before income taxes are in the following table:

(Amounts in millions)
Fiscal Year Ended January 31, 2012	Walmart U.S.	Walmart International	Sam's Club	Other unallocated	Consolidated
Net sales	$264,186	$125,873	$53,795	$—	$443,854
Operating income (loss)	20,367	6,214	1,865	(1,888)	26,558
Interest expense, net					(2,160)

Income from continuing operations before income taxes					$24,398

Total assets of continuing operations	$93,050	$81,364	$12,823	$6,080	$193,317
Depreciation and amortization	4,794	2,470	611	255	8,130

Capital expenditures	6,571	5,275	842	822	13,510

Fiscal Year Ended January 31, 2011
Net sales	$260,261	$109,232	$49,459	$—	$418,952
Operating income (loss)	19,919	5,606	1,711	(1,694)	25,542
Interest expense, net					(2,004)

Income from continuing operations before income taxes					$23,538

Total assets of continuing operations	$89,725	$72,021	$12,531	$6,255	$180,532
Depreciation and amortization	4,619	2,184	594	244	7,641

Capital expenditures	7,328	3,994	711	666	12,699

Fiscal Year Ended January 31, 2010
Net sales	$259,919	$97,407	$47,806	$—	$405,132

Operating income (loss)	19,314	4,901	1,515	(1,728)	24,002
Interest expense, net					(1,884)

Income from continuing operations before income taxes					$22,118

Total assets of continuing operations	$84,238	$66,515	$12,050	$7,464	$170,267
Depreciation and amortization	4,352	1,979	558	268	7,157

Capital expenditures	6,618	3,832	793	941	12,184

The net revenues, consisting of net sales and membership and other income, of the Company's United States operations were $320 billion, $312 billion and $310 billion for fiscal 2012, 2011 and 2010, respectively. The long-lived assets, consisting primarily of property and equipment, net, of the Company's United States operations were $75.9 billion, $73.6 billion and $70.7 billion as of January 31, 2012, 2011 and 2010, respectively. No other countries had net revenues or long-lived assets, net, that were material to the consolidated totals. Additionally, the Company did not generate material net revenues from any single customer.